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The Brazil Fund, Inc.

Semiannual Report
December 31, 1999

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.
--------------------------------------------------------------------------------
Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries

o a vehicle for international diversification through participation in the Brazilian economy

General Information
--------------------------------------------------------------------------------
Executive Offices
 The Brazil Fund, Inc.
 345 Park Avenue
 New York, NY 10154

 For Fund information:    1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent
 For account information: 1-800-426-5523
 EquiServe
 Attn. Investor Relations Department
 P.O. Box 8209
 Boston, MA 02266-8209

Custodian
 Brown Brothers Harriman & Co.

Legal Counsel
 Debevoise & Plimpton

Independent Accountants
 PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- BZF

Contents
-----------------------------------------
In Brief ...........................    3

Letter to Stockholders .............    3

Investment Summary .................    6

Portfolio Summary ..................    7

Investment Portfolio ...............    8

Financial Statements ...............   11

Financial Highlights ...............   14

Notes to Financial Statements ......   15

Report of Independent Accountants ..   18

Dividend Reinvestment
   and Cash Purchase Plan ..........   19

Investment Manager and Administrator   21

Directors and Officers .............   21


--------------------------------------------------------------------------------
This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

The Brazil Fund, Inc.
In Brief
--------------------------------------------------------------------------------

o A rebound in global growth provided a more stable footing for Brazil's economy and gave the government an opportunity to address the need for reform. Although many risks remain in place, the stock market reacted positively to the improved outlook for Brazil.

o Management's focus on companies with strong cash flows and healthy financial positions prompted it to increase the fund's weighting in consumer, telecommunications, and cyclical stocks, and to trim its holdings in utilities.


Letter to Stockholders
--------------------------------------------------------------------------------

Dear Stockholders:

   Stronger global growth and a rise in commodity prices provided the spark for a rally in Brazil's stock market in the second half of 1999. During the last two years, market sentiment has been dampened by concerns over the country's fiscal imbalances and their effects on interest rates and the real. However, the recent improvement in the economic backdrop has alleviated pressure on the public sector and provided the government with an opportunity to enact some meaningful reforms. In addition, the upturn in growth has improved the outlook for corporate earnings and made the valuations of Brazil's stock market increasingly attractive in the wake of the January 1999 devaluation.

   The improvement in the investment backdrop in Brazil was reflected in the 69.21% return of the IFC Brazil Index over the six months ended December 31. The market's strongest showing came in the final two months of the period, during which time the Index jumped 41.81%. In this environment, the fund's net asset value rose 42.39% to $23.86 over the six-month period, while its share price quoted on the New York Stock Exchange rose 27.47% to $18.50, which represented a discount of 22.46% to NAV.

Economic Backdrop

   The resurgence of the global economy has manifested itself in Brazil in several ways. Foreign direct investment is on the rise, unemployment is beginning to fall, and industrial output and capacity utilization are increasing. Gross domestic product growth is forecast at 3.0-3.5% for 2000, versus the 0.9% growth registered in 1999. Rising commodity prices have provided a lift to the entire region by contributing to stronger corporate earnings and, by extension, a larger inflow of tax revenues to the government. Rising exports have slowed the rate of increase in the current account deficit and allowed the exchange rate to stabilize at roughly 1.8 reals/dollar. Foreign exchange reserves have also stabilized, at roughly $40 billion. In turn, the stronger exchange rate picture has given Brazil's government the leeway necessary to reduce overnight interest rates from 45% at the start of the year to 19% by December 31.

   The positive scenario that has unfolded in Brazil marks a departure from the trend that has been in place for the last two years. The country's economy has been on fragile ground since the Asian crisis first rattled the emerging markets in mid-1997. When the financial crises of 1998 subsequently slowed global growth and sparked asset outflows from the emerging markets economies, the task of managing the country's "twin deficits" became increasingly difficult. While these deficits remain in place following the devaluation of the real, the revival of global growth has reduced the pressure they have exerted on Brazil's economy. The improved external

The Brazil Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

scenario has provided the breathing room necessary for Congress and President Cardoso to work together to make meaningful progress toward easing the country's fiscal difficulties.

   The stronger relationship between the two branches of Brazil's government became evident when President Cardoso called a special session of Congress in January 2000 to address the required reforms. While the immediate impact of the reforms under consideration is likely to be small, the importance of a positive outcome for both the Fiscal Responsibility Law and the Fiscal Stabilization Fund cannot be understated. Positive relations within the government and the appearance of progress on the reform front should lead to a reduction in "country risk" and allay the concerns of both the IMF and the investment community. The perception of lower risk would help the government reduce domestic interest rates and keep the real in a stable trading range. This, in turn, should enable the central bank to continue to target inflation, which it projects to fall to 6% in the year 2000.

   There are clearly risks to the continuation of this positive scenario. Brazil's credibility has been damaged in the past by the fact that progress is generally only made when the government is under duress. The rising interest rate environment in the United States, a prolonged correction in the U.S. stock markets, or the appearance of inflation either globally or at the consumer price level in Brazil could all serve to increase investor concerns and upset the stable balance that the government is trying to achieve. Unfortunately, there is no magic bullet that will erase the profligacy of the Brazilian government over the past decades. Instead, any success must be gained by a consistent and unrelenting effort to reduce both the fiscal deficits and the cost and level of Brazil's debt.

Fund Strategy

   Our fundamental investment strategy remains unchanged. We are very much bottom-up investors focused on well-managed companies that we believe can generate sustainable levels of cash flow. We look at balance sheets quite closely and are very conscious of credit risk and the difficulties that come with leverage in a challenging investment environment like Brazil. Most important, we are looking for those companies that maintain the discipline of a healthy financial condition in order to offset the financial weakness at the government level. Although volatile market conditions will depress the stock prices of even higher quality companies, we believe that a focus on such firms will enable the fund to outperform over the long term.

   During the last six months, we have cut back on the fund's positions in electric utilities such as Cemig, Eletrobras, and Forca Luz based on the utilities' high debt positions and our belief that their cash flows are insufficient to finance the expansion necessary for future growth. We have shifted the proceeds from our sales of utilities into economically sensitive stocks, such as those in the retail sector. As Brazil's economy recovers over the coming year, consumer purchasing power should emerge as a powerful force. In this regard, a parallel can be drawn to the events that took place in Mexico following the peso devaluation of 1994. After the currency was floated, Mexican export stocks rallied because the cheaper peso allowed these companies to achieve higher profit margins. The rally in exporters made the relative valuations of consumer stocks more attractive, as did the improvement in consumption trends that was fostered by the economic recovery. As a result, the consumer sector staged a strong rally. Our belief that the same scenario is unfolding in Brazil forms the basis of our positive outlook on consumer stocks in that country. We therefore continued to hold substantial positions in food and beverage retailing.

The Brazil Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

We remain optimistic on the prospects for the fixed-line telecommunications sector. Despite the group's sharp run-up in 1999, we believe that it can continue to rise due to its powerful cash flows and strong revenue growth rate, as well as the burgeoning interest in emerging technologies.

   In the past six months, we also increased the fund's position in energy, steel, and paper stocks as cyclicals became increasingly attractive in the higher-growth environment that emerged in both Brazil and the global economy. In addition to benefiting from the increasingly positive pricing scenario for these sectors in the global markets, steel and paper companies should be able to capitalize on the pickup in domestic growth. A large percentage of these industries' production will be shipped to customers within Brazil, and low shipping costs translate into high margins. Consequently, the changes in the price of the underlying commodity can have a substantial impact on earnings.

Outlook

   In our view, the economic scenario in Latin America is more favorable now than it has been at any point in the last five years. The crises that Brazil in particular and Latin America in general have experienced during this period have been severe, but the economies have survived and many companies have emerged stronger and better positioned to compete in an increasingly global marketplace. In addition, each crisis has brought with it valuable lessons that are being absorbed by the region's decision-makers. While the risk of a potential correction in the U.S. stock market looms as a potential obstacle to further gains in 2000, the stage is set for strong, consumer-led growth across the region. We believe that in this environment, our focus on companies with excellent earnings prospects and attractive valuations will position the fund to take advantage of the rebound in Brazil.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs

Nicholas Bratt                Juris Padegs
President                     Chairman of the Board
                              and Director


The Brazil Fund, Inc.
Investment Summary as of December 31, 1999
-------------------------------------------------------------------------------------------

Historical                                          Total Return (%)
Information         ------------------------------------------------------------------
                    Market Value              Net Asset Value(a)         Index(b)
                    -------------------      -----------------------  ----------------
                                   Average                  Average                  Average
                    Cumulative     Annual    Cumulative     Annual     Cumulative     Annual
                    ---------------------    ---------------------     ---------------------

Current Quarter       41.90           --        49.87          --          43.20         --

One Year              74.92        74.92        64.43       64.43          69.21      69.21

Three Year            31.77         9.63        46.85       13.66          40.15      11.91

Five Year              6.03         1.18        45.15        7.74          84.61      13.04

Ten Year             222.38        12.42       183.99       11.00         537.41      20.35

-------------------------------------------------------------------------------------------

Per Share Information and Returns(a)

     Yearly Periods ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                Total Return

              1990        -67.98
              1991       131.16
              1992          6.43
              1993         54.19
              1994         61.09
              1995        -23.31
              1996         28.89
              1997         19.75
              1998        -25.42
              1999         64.43


                         1990     1991     1992     1993     1994      1995   1996      1997     1998     1999
                       ----------------------------------------------------------------------------------------
Net Asset Value .....  $ 5.97   $13.80   $14.12   $20.98   $31.10   $20.73   $25.75   $26.42   $14.92   $23.86

Income Dividends ....  $  .12   $   --   $   --   $  .08   $   --   $  .30   $  .55   $  .51   $  .75   $  .45

Capital Gains and
Other Distributions .  $   --   $   --   $  .66   $  .74   $ 2.46   $ 1.05   $  .32   $ 2.75   $ 2.27   $   --

Total Returns % .....  -67.98   131.16     6.43    54.19    61.09   -23.31(c) 28.89(c) 19.75   -25.42    64.43

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  Bovespa Stock Index ($)

(c)  Total returns would have been lower had certain expenses not been reduced.

     Past results are not necessarily indicative of future performance of the Fund.

The Brazil Fund, Inc.
Portfolio Summary as of December 31, 1999
--------------------------------------------------------------------------------

Diversification

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities        98%
Cash Equivalents          2%
                        ----
                        100%
                        ----

--------------------------------------------------------------------------------

Sectors

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Sector breakdown of the Fund's equity securities

Telecommunications       23%
Banking                  19%
Petroleum                13%
Food and Beverage        10%
Utilities                 9%
Mining                    6%
Forest Products           5%
Tobacco                   3%
Electrical Equipment      3%
Other                     9%
                        ----
                        100%
                        ----

--------------------------------------------------------------------------------

Ten Largest Equity Holdings (69% of Portfolio)

1. Banco Itau S.A.                      6. Banco Bradesco S.A.

2. Petroleo Brasileiro S.A.             7. Tele Norte Leste Participacoes S.A.

3. Tele Centro Sul Participacoes S.A.   8. Companhia Paranaese de
                                           Engergia Copel
4. Companhia Cervejaria Brahma
                                        9. Embratel Participacoes S.A.
5. Companhia Vale do Rio Doce
                                       10. Aracruz Celulose S.A.

The Brazil Fund, Inc.
Investment Portfolio as of December 31, 1999
--------------------------------------------------------------------------------

                                                      Principal
                                                      Amount ($)       Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 1.8%

Donaldson, Lufkin & Jenrette, 2.25%, to be
 repurchased at $7,195,349 on 1/3/2000
 (Cost $7,194,000) (c) .......................        7,194,000        7,194,000
                                                                     -----------
--------------------------------------------------------------------------------
                                                       Shares
--------------------------------------------------------------------------------
Equity Securities 98.2%

Banking 19.0%
Banco Bradesco S.A. (pfd.) ...................    2,833,692,307       22,227,191
Banco Bradesco S.A. (pfd.) Rights* ...........      184,003,238          730,309
Banco Itau S.A. (pfd.) .......................      600,242,080       51,501,535
                                                                     -----------
                                                                      74,459,035
                                                                     -----------
Chemicals 0.8%
White Martins S.A. (voting) ..................        4,273,846        3,004,586
                                                                     -----------
Construction 0.2%
Odebrecht S.A. (voting) (b) ..................      575,630,000          920,881
                                                                     -----------
Containers 0.3%
Dixie Toga S.A. (pfd.) .......................        4,349,000        1,300,006
                                                                     -----------
Electrical Equipment 2.5%
Weg S.A. (pfd.) ..............................       16,226,600        9,880,576
                                                                     -----------
Food & Beverage 9.7%
Companhia Cervejaria Brahma (pfd.) ...........       39,257,913       28,685,549
Sadia S.A. Industria e Comercio (pfd.) .......       10,320,045        9,368,876
                                                                     -----------
                                                                      38,054,425
                                                                     -----------
Forest Products 4.7%
Aracruz Celulose S.A. "B" (pfd.) .............        6,101,599       14,793,798
Votorantim Celulose e Papel S.A. (pfd.) ......       80,000,000        3,675,616
                                                                     -----------
                                                                      18,469,414
                                                                     -----------
Glass 0.7%
Companhia Vidraria Santa Marina (voting) .....        2,340,236        2,837,042
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                       Shares          Value ($)
--------------------------------------------------------------------------------
Iron & Steel 2.9%
Companhia Siderurgica Nacional (voting) ........     134,400,000       5,207,861
Gerdau S.A. (pfd.) .............................     231,800,000       6,159,092
                                                                      ----------
                                                                      11,366,953
                                                                      ----------
Mining 6.0%
Companhia Vale do Rio Doce (voting) pfd. (b) ...         906,104      23,423,779
Companhia Vale Do Rio Doce "A" (debenture) (b) .         922,104              --
                                                                      ----------
                                                                      23,423,779
                                                                      ----------
Oil/Gas Transmission 0.5%
Ultrapar Participacoes S.A. (pfd.)* ............     178,148,000       2,061,054
                                                                      ----------
Petroleum 12.6%
Petrobras Distribuidora S.A. (pfd.) ............     171,200,000       2,843,067
Petroleo Brasileiro S.A. (pfd.) ................     183,739,999      46,786,825
                                                                      ----------
                                                                      49,629,892
                                                                      ----------
Real Estate 0.3%
Sao Carlos Empreendimentos (pfd)* ..............     499,904,416       1,134,574
                                                                      ----------

Retail 2.8%
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar (voting) (pfd.) .................     325,136,400     10,798,884
                                                                      ----------
Telecommunications 22.6%
Embratel Participacoes S.A. (pfd.) .............     588,223,400      15,141,095
Tele Centro Sul Participacoes S.A. (pfd.) ......   1,594,456,600      29,117,699
Tele Norte Leste Participacoes S.A. (pfd.) .....     779,835,900      20,936,641
Telecomunicacoes de Sao Paulo S.A. (pfd.) ......     537,461,530      12,644,404
Telecomunicacoes do Parana S.A. (pfd.) .........      18,872,900       6,163,754
Telesp Participacoes S.A. (pfd.) ...............     200,256,600       4,855,377
                                                                      ----------
                                                                      88,858,970
                                                                      ----------
Textiles 0.7%
Sao Paulo Alpargatas S.A. (pfd.) ...............      47,579,600       2,896,917
                                                                      ----------
Tobacco 3.2%
Souza Cruz S.A. (voting) .......................       1,700,143      12,573,435
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                       Shares          Value ($)
--------------------------------------------------------------------------------
Utilities 8.7%
Centrais Eletricas Brasileiras S.A. "B" (pfd.) .     455,000,000      10,855,522
Companhia Energetica de Minas Gerais (pfd.) ....     293,019,229       6,569,211
Companhia Paranaense de Energia Copel "B" (pfd.)   1,140,700,000      11,050,235
Companhia Paranaense de Energia Copel (voting) .     841,742,700       5,591,427
                                                                     -----------
                                                                      34,066,395
                                                                     -----------
Total Common Stocks (Cost $171,958,624) ........                     385,736,818
                                                                     -----------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
 (Cost $179,152,624) (a) .......................                     392,930,818
                                                                     ===========
--------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost of the investment portfolio for federal income tax purposes was $179,181,232. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $213,749,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $227,573,419 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,823,833.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $24,344,660 (6.2% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values as of December 31, 1999. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1999 aggregated $7,953,643. These securities may also have certain restrictions as to resale.

  (c) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------
ASSETS

Investments in securities, at value (cost $179,152,624)   $ 392,930,818
Cash ..................................................             522
Foreign currency, at value (cost $1,014,849) ..........       1,481,757
Dividends receivable ..................................       3,169,638
Other assets ..........................................           2,084
                                                            -----------
Total assets ..........................................     397,584,819
                                                            -----------
LIABILITIES

Dividends payable .....................................       4,928,800
Accrued management fee ................................         332,028
Other accrued expenses and payables ...................         361,376
                                                            -----------
Total liabilities .....................................       5,622,204
                                                            -----------
Net assets, at value ..................................   $ 391,962,615
                                                          =============
NET ASSETS

Net assets consist of:
Undistributed net investment income ...................         285,792
Net unrealized appreciation (depreciation) on:
    Investments .......................................     213,778,194
    Foreign currency related transactions .............          96,760
Accumulated net realized gain (loss) ..................     (10,665,670)
Paid-in capital .......................................     188,467,539
                                                            -----------
Net assets, at value ..................................   $ 391,962,615
                                                          =============
Net asset value per share ($391,962,615 / 16,429,333
 shares of common stock outstanding, 50,000,000
 shares authorized, $.01 par value) ...................   $       23.86
                                                          =============

    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations
Six Months Ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $846,470)   $   5,914,617
Interest ............................................         234,582
Insurance proceeds ..................................         410,400
                                                        --------------
Total Income ........................................       6,559,599
                                                        --------------
Expenses:
Management fee ......................................       1,610,808
Administrator's fee .................................          25,000
Custodian and accounting fees .......................         329,872
Directors' fees and expenses ........................          56,644
Legal ...............................................          19,681
Auditing ............................................          39,716
Reports to shareholders .............................          43,766
Services to shareholders ............................          17,295
Other ...............................................          31,200
                                                        --------------
                                                            2,173,982
                                                        --------------
Net investment income (loss) ........................       4,385,617
                                                        --------------
Net realized and unrealized gain (loss)
 on investment transactions
Net realized gain (loss) from:
Investments .........................................      (4,474,927)
Foreign currency related transactions (including
 CPMF tax of $18,222) ...............................        (515,519)
                                                        --------------
                                                           (4,990,446)
                                                        --------------
Net unrealized appreciation (depreciation)
 during the period on:
Investments .........................................     117,300,445
Foreign currency related transactions ...............         351,253
                                                        --------------
                                                          117,651,698
                                                        --------------
Net gain (loss) on investment transactions ..........     112,661,252
                                                        -------------
Net increase (decrease) in net assets
 resulting from operations ..........................   $ 117,046,869
                                                        =============

    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Statements
-------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended        Six Months       Year Ended
                                                              December 31,  Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                1999           1999              1998
-------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................   $   4,385,617    $   4,226,542    $  13,429,010
Net realized gain (loss) on investment transactions ....      (4,990,446)      (4,020,618)      35,040,732
Net unrealized appreciation (depreciation) on investment
    transactions during the period .....................     117,651,698       37,683,709     (186,495,040)
                                                           -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
    operations .........................................     117,046,869       37,889,633     (138,025,298)
                                                           -------------    -------------    -------------
Distributions to shareholders:
From net investment income .............................      (4,928,800)      (2,463,256)     (12,154,425)
                                                           -------------    -------------    -------------
From net realized gains ................................            --               --        (37,035,402)
                                                           -------------    -------------    -------------
Reinvestment of distributions ..........................            --          1,075,205        1,128,338
                                                           -------------    -------------    -------------
Increase (decrease) in net assets ......................     112,118,069       36,501,582     (186,086,787)

Net assets at beginning of period ......................     279,844,546      243,342,964      429,429,751
                                                           -------------    -------------    -------------

Net assets at end of period (including undistributed net
    investment income of $285,792, $828,975 and
    $1,454,663, respectively) ..........................   $ 391,962,615    $ 279,844,546    $ 243,342,964
                                                           =============    =============    =============
Other Information
Shares outstanding at beginning of period ..............      16,429,333       16,315,155       16,256,783
Shares issued to shareholders in reinvestment of
    distributions ......................................            --            114,178           58,372
                                                           -------------    -------------    -------------
Shares outstanding at end of period ....................      16,429,333       16,429,333       16,315,155
                                                           =============    =============    =============

    The accompanying notes are an integral part of the financial statements.


The Brazil Fund, Inc.
Financial Highlights
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
------------------------------------------------------------------------------------------------------------------------
                                           Six Months Ended                        Years Ended December 31,
                                        -----------------------  -------------------------------------------------------
                                        Dec. 31,   June 30,
                                          1999      1999(d)        1998       1997       1996       1995        1994
------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance
Net asset value, beginning of period   $ 17.03     $ 14.92      $ 26.42    $ 25.75    $ 20.73    $ 31.10     $ 20.98
                                       -------     -------      -------    -------    -------    -------     -------
Income (loss) from investment
 operations:
Net investment income (loss) (a) ...       .27         .26         .82        .60        .55        .38         (.17)
Net realized and unrealized gain
(loss) on investment transactions ..      6.86        2.00       (9.30)       3.33       5.34     (7.63)       12.75
                                       -------     -------      -------    -------    -------    ------      -------
Total from investment operations ...      7.13        2.26       (8.48)       3.93       5.89     (7.25)       12.58
                                       -------     -------      -------    -------    -------    ------      -------
Less distributions from:
Net investment income ..............     (.30)       (.15)        (.75)      (.51)      (.55)      (.30)          --
Net realized gains on investment
transactions .......................        --          --       (2.27)     (2.75)      (.32)      (.90)       (2.46)
In excess of net realized gains on
investment transactions ............        --          --           --         --         --      (.15)          --
                                       -------     -------      -------    -------    -------    ------      -------
Total distributions ................     (.30)       (.15)       (3.02)     (3.26)      (.87)     (1.35)       (2.46)
                                       -------     -------      -------    -------    -------    -------     -------
Dilution resulting from rights
 offering ..........................        --          --           --         --         --     (1.77)          --
                                       -------     -------      -------    -------    -------    ------      -------
Net asset value, end of period .....   $ 23.86     $ 17.03      $ 14.92    $ 26.42    $ 25.75    $ 20.73     $ 31.10
                                       =======     =======      =======    =======    =======    =======     =======
Market value, end of period ........   $ 18.50     $ 14.75      $ 10.88    $ 21.00    $ 22.25    $ 21.13     $ 31.10
                                       =======     =======      =======    =======    =======    =======     =======
Total Return
Per share market value (%) .........     27.47**     37.22**     (31.61)     10.16       9.29     (26.37)      69.81
Per share net asset value (%) (b) ..     42.39**     15.48**     (25.42)     19.75      28.89(c)  (23.31)(c)   61.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)     392         280          243        429        418        336         377
Ratio of expenses before expense
reductions (%) .....................      1.52*       1.67*        1.56       1.46       1.62       1.67        1.71
Ratio of expenses  after  expense
reductions  (%) ....................      1.52*       1.67*        1.56       1.46       1.60       1.62        1.71
Ratio of net investment income
(loss) (%) .........................      2.93*       3.47*        3.57       1.91       2.22       1.54        (.58)
Portfolio turnover rate (%) ........         9*          4*          17          6          9         10           6

(a) Effective December 31,1995, based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Total returns would have been lower had certain expenses not been reduced.

(d) On May 26,1999, the Board of Directors of the Fund changed the fiscal year end from December 31 to June 30.

*  Annualized      **  Not annualized

The Brazil Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------
A. Significant Accounting Policies
   -------------------------------
The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. On May 26,1999, the Board of Directors of the Fund changed the fiscal year end from December 31 to June 30.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $4,361,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until June 30, 2007.

The Brazil Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

The Fund is subject to a .38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes. Insurance proceeds represent a refund of litigation expenses that were incurred in prior years.

B. Purchases and Sales of Securities
   ---------------------------------
During the six months ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $20,020,103 and $11,928,693, respectively.

C. Related Parties
   ---------------
Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, 1.00% per annum of the value of the Fund's average weekly net assets on the next $200 million, and 0.90% per annum of the value of the Fund's average weekly net assets in excess of $500 million. For the six months ended December 31, 1999, the fee pursuant to the Agreement amounted to $1,610,808, which was equivalent to an annualized effective rate of 1.13%.

The Fund and the Manager have an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the six months ended December 31, 1999, the Administrator fee amounted to $25,000, of which $7,705 is unpaid at December 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the

The Brazil Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

six months ended December 31, 1999, the amount charged to the Fund by SFAC aggregated $81,364, of which $42,534 is unpaid at December 31, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended December 31, 1999, the amount charged to the Fund by SSC aggregated $7,500, of which $3,750 is unpaid at December 31, 1999.

The Fund pays each Director not affiliated with the Manager an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the six months ended December 31, 1999, Directors' fees and expenses amounted to $56,644.

D. Foreign Investment and Exchange Controls in Brazil
   --------------------------------------------------
Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Line of Credit
   --------------
The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

The Brazil Fund, Inc.
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 11, 2000

The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

The Brazil Fund, Inc.
Investment Manager and Administrator
--------------------------------------------------------------------------------

   The investment manager of The Brazil Fund, Inc. is Scudder Kemper Investments Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc. which are traded on the New York Stock Exchange.


Directors and Officers
--------------------------------------------------------------------------------

JURIS PADEGS*
     Chairman of the Board and Director

NICHOLAS BRATT*
     President

EDGAR R. FIEDLER
     Director

KENNETH C. FROEWISS
     Director

WILLIAM H. LUERS
     Director

ROBERTO TEIXEIRA DA COSTA
     Director and Resident Brazilian Director

RONALDO A. DA FROTA NOGUEIRA
     Director and Resident Brazilian Director

WILSON NOLEN
     Director

HAROLD WILLIAMS
     Director

EDMUND B. GAMES, JR.*
     Vice President

BRUCE H. GOLDFARB*
     Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
     Vice President

ANN M. McCREARY*
     Vice President

PAUL ROGERS*
     Vice President

KATHRYN L. QUIRK*
     Vice President and Assistant Secretary

JOHN MILLETTE*
     Vice President and Secretary

JOHN R. HEBBLE*
     Treasurer

CAROLINE PEARSON*
     Assistant Secretary

* Scudder Kemper Investments, Inc.